Exhibit 99.2

The Mosaic Company—Summary

	Q1 FY12	Q2 FY12	Q3 FY12	Q4 FY12	Q1 FY13	Q2 FY13	Q3 FY13	Q4 FY13
Consolidated data (in millions, except per share)
Diluted net earnings per share	$1.17	$1.40	$0.64	$1.19	$1.01	$1.47	$0.81	$1.14
Foreign Currency (Loss)/Gain per diluted share (a)	$(0.01)	$0.09	$(0.08)	$0.02	$(0.05)	$(0.03)	$0.06	$(0.01)
Diluted weighted average # of shares outstanding	447.9	444.7	426.7	426.7	426.7	427.0	427.1	427.2
Total Net Sales	$3,083	$3,015	$2,190	$2,821	$2,505	$2,536	$2,241	$2,692
Gross Margin	$848	$881	$522	$834	$747	$676	$568	$769
As % of Sales	28%	29%	24%	30%	30%	27%	25%	29%
SG&A	$101	$101	$91	$117	$112	$103	$90	$122
Foreign Currency (Loss)/Gain	$(6)	$55	$(44)	$12	$(28)	$(17)	$32	$(3)
Effective Tax Rate(b)	28%	27%	25%	27%	28%	(14%)	24%	24%
Net Income	$526	$624	$273	$507	$429	$629	$345	$486
As % of Sales	17%	21%	12%	18%	17%	25%	15%	18%
Total Debt	$825	$1,551	$1,093	$1,053	$1,029	$1,033	$1,073	$1,079
Cash & cash equivalents	(4,038)	(3,628)	(3,202)	(3,811)	(3,595)	(3,421)	(3,323)	$(3,697)

Net debt	$(3,213)	$(2,077)	$(2,109)	$(2,758)	$(2,566)	$(2,388)	$(2,250)	$(2,618)
Cash flow from operations	$554	$518	$405	$1,229	$339	$322	$371	$855
Cash flow from investments	(393)	(385)	(405)	(446)	(444)	(396)	(390)	$(360)
Cash flow from financing	(29)	(460)	(480)	(92)	(132)	(103)	(66)	$(97)
Effect of exchange rate changes on cash	(1)	(83)	54	(82)	21	3	(13)	$(24)

Net cash flow	$131	$(410)	$(426)	$609	$(216)	$(174)	$(98)	$374
Cash dividends paid	$(22)	$(22)	$(21)	$(53)	$(107)	$(106)	$(107)	$(107)
Share repurchases	$—	$(1,163)	$—	$—	$—	$—	$—	$—
Operating Earnings
Potash	$402	$358	$234	$464	$416	$316	$216	$445
Phosphates	$333	$432	$190	$224	$208	$245	$197	$198
Corporate (c)	$(6)	$8	$(10)	$(17)	$(14)	$(1)	$6	$(22)
Consolidated Op Earnings	$729	$798	$414	$671	$610	$560	$419	$621
Segment data (in millions, except per tonne)
Phosphates
Sales volumes (‘000 tonnes)(d)	3,158	3,196	2,591	2,890	2,662	2,963	2,642	2,939
Realized average DAP price/tonne(e)	$576	$611	$536	$494	$529	$544	$496	$483
Revenue	$2,220	$2,179	$1,652	$1,789	$1,561	$1,762	$1,502	$1,670
Segment Gross Margin	$410	$476	$259	$322	$288	$318	$266	$290
As % of Sales	18%	22%	16%	18%	18%	18%	18%	17%
Potash
Sales volumes (‘000 tonnes)(f)	1,820	1,760	1,091	2,049	1,931	1,494	1,771	2,574
Realized average MOP price/tonne(e)	$446	$440	$453	$455	$444	$443	$385	$368
Revenue	$873	$839	$553	$1,037	$960	$780	$758	$1,031
Segment Gross Margin	$444	$394	$270	$514	$459	$355	$308	$489
As % of Sales	51%	47%	49%	50%	48%	46%	41%	47%

Potash

	Q1 FY12	Q2 FY12	Q3 FY12	Q4 FY12	Q1 FY13	Q2 FY13	Q3 FY13	Q4 FY13
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
North America	$464	$427	$299	$662	$561	$603	$450	$494
International	409	412	254	375	399	177	308	537

Net Sales	$873	$839	$553	$1,037	$960	$780	$758	$1,031
Cost of Goods Sold	429	445	283	523	501	425	450	542

Gross Margin	$444	$394	$270	$514	$459	$355	$308	$489
As % of Sales	51%	47%	49%	50%	48%	46%	41%	47%
Resources Taxes	$80	$50	$48	$80	$70	$67	$41	$72
Royalties	16	17	17	20	12	15	15	16

Total Resources Taxes & Royalties	$96	$67	$65	$100	$82	$82	$56	$88

Gross Margin (x Resources Taxes & Royalties)(g)	$540	$461	$335	$614	$541	$437	$364	$577
As % of Sales	62%	55%	61%	59%	56%	56%	48%	56%

Operating Earnings	$402	$358	$234	$464	$416	$316	$216	$445

As % of Sales	46%	43%	42%	45%	43%	40%	29%	43%
Cost of Goods Sold Detail (in millions)
COGS additional detail
Resource Taxes	$80	$50	$48	$80	$70	$67	$41	$72
Royalties	16	17	17	20	12	15	15	16
Brine Inflow Expenses	39	45	59	63	67	60	55	54
MTM (gain)/loss	9	15	(4)	18	(34)	2	24	(6)
DD&A	53	54	58	68	65	72	77	88

Total costs	$197	$181	$178	$249	$180	$216	$212	$224

Operating Data
Sales volumes (‘000 tonnes)
Crop Nutrients North America(f)	613	525	291	921	751	839	681	868
Crop Nutrients International(f)	1,043	1,055	618	951	1,020	487	927	1,532
Non-Agricultural	164	180	182	177	160	168	163	174

Total(f)	1,820	1,760	1,091	2,049	1,931	1,494	1,771	2,574

Production Volumes (‘000 tonnes)
Production Volume	1,855	1,805	1,818	1,944	1,503	1,765	1,985	2,514
Operating rate	81%	78%	79%	85%	65%	76%	78%	95%
Realized prices (FOB plant, $/tonne)
MOP—North America crop nutrients(e)(h)	$520	$533	$531	$498	$479	$472	$434	$415
MOP—International(e)	$400	$393	$411	$403	$404	$352	$325	$328
MOP—Average(e)	$446	$440	$453	$455	$444	$443	$385	$368
Potash CAPEX ($ in millions)	$279	$296	$294	$303	$300	$257	$258	$203

Phosphates

	Q1 FY12	Q2 FY12	Q3 FY12	Q4 FY12	Q1 FY13	Q2 FY13	Q3 FY13	Q4 FY13
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
North America	$630	$648	$604	$672	$556	$648	$624	$640
International	1,590	1,531	1,048	1,117	1,005	1,114	878	1,030

Net Sales	$2,220	$2,179	$1,652	$1,789	$1,561	$1,762	$1,502	$1,670
Cost of Goods Sold	1,810	1,703	1,393	1,467	1,273	1,445	1,236	1,380

Gross Margin	$410	$476	$259	$322	$288	$318	$266	$290
As % of Sales	18%	22%	16%	18%	18%	18%	18%	17%
PhosChem sales of other member	$233	$130	$125	$156	$47	$9	$8	$28
Mosaic Sales (x PhosChem)(i)	$1,987	$2,049	$1,527	$1,633	$1,514	$1,753	$1,494	$1,642
Mosaic COGS (x PhosChem)(i)	1,577	1,573	1,268	1,311	1,226	1,436	1,228	1,352

Gross Margin (x PhosChem)(i)	$410	$476	$259	$322	$288	$318	$266	$290
As % of Sales (x PhosChem)(h)	21%	23%	17%	20%	19%	18%	18%	18%

Segment Operating Earnings	$333	$432	$190	$224	$208	$245	$197	$198

As % of Sales	15%	20%	12%	13%	13%	14%	13%	12%
DD&A	$65	$64	$67	$68	$69	$72	$71	$75
Operating Data
Sales volumes (‘000 tonnes)
Crop Nutrients
North America(d)	864	893	931	1,059	855	983	954	1,011
International(d)	1,000	994	857	959	603	721	858	944
Crop Nutrient Blends(j)	795	820	489	516	751	809	525	567
Feed Phosphates	152	147	169	153	132	131	135	136
Other(k)	347	342	145	203	321	319	170	281

Total(d)	3,158	3,196	2,591	2,890	2,662	2,963	2,642	2,939

Production Volumes (‘000 tonnes)
Total tonnes produced(l)	2,163	2,083	1,954	2,079	1,961	2,075	2,112	2,054
Operating rate	89%	86%	81%	86%	81%	86%	87%	85%
Realized prices ( $/tonne)
DAP (FOB plant)(e)	$576	$611	$536	$494	$529	$544	$496	$483
Blends (FOB destination)(j)	$590	$581	$588	$551	$533	$559	$558	$578
Realized costs ($/tonne)
Ammonia (tonne)(m)	$551	$579	$589	$417	$449	$561	$540	$540
Sulfur (long ton)(n)	$232	$237	$228	$200	$196	$190	$181	$171
Average Market prices ($/tonne)
Ammonia (tonne)(o)	$560	$652	$524	$486	$683	$709	$665	$598
Sulfur (long ton)(p)	$220	$220	$204	$175	$176	$165	$157	$152
Natural Gas(q)	$4.3	$3.7	$2.8	$2.3	$2.8	$3.4	$3.4	$4.0
Phosphates CAPEX ($ in millions)	$98	$82	$100	$128	$131	$79	$97	$121

Footnotes

(a)	Calculation for diluted foreign currency gain and loss applies effective tax rate.
(b)	Includes a discrete income tax benefit of approximately $180 million in Q2 FY13.
(c)	Includes elimination of intersegment sales.
(d)	Phosphates volumes represent dry product tonnes. Excludes tonnes sold by PhosChem for its other member.
(e)	FOB Plant, sales to unrelated parties.
(f)	Potash volumes include intersegment sales, and exclude tonnes mined under a third party tolling arrangement through December 31, 2012.
(g)

Gross margin excluding Canadian resource taxes and royalties (“CRT”) provides a measure that the Company believes enhances the reader’s ability to compare the Company’s gross margin with that of other companies which incur CRT expense and classify it in a manner different than the Company in their statement of earnings. Because securities analysts, investors, lenders and others use gross margin excluding CRT, the Company’s management believes that Mosaic’s presentation of gross margin excluding CRT for Potash affords them greater transparency in assessing Mosaic’s financial performance against competitors.

(h)	This price excludes industrial and feed sales.
(i)

Excludes PhosChem quarterly sales for its other member, included in our financials. PhosChem is a consolidated subsidiary of Mosaic. Management believes that Mosaic Sales, Mosaic COGS, Gross Profit and Gross Profit as a % of Sales is useful to investors as it increases the transparency of information about the Company’s financial performance without performance attributable entirely to the other member of PhosChem.

(j)	The average product mix in our Blends (by volumes) contains approximately 50% phosphate, 25% potash and 25% nitrogen, although this mix can differ based on seasonal and other factors.
(k)	Other volumes are primarily single superphosphate, potash and nitrogen products sold in countries outside North America.
(l)	Includes crop nutrient dry concentrates and animal feed ingredients.
(m)	Delivered Tampa, Florida. Amounts are representative of our average ammonia costs in cost of goods sold.
(n)	Amounts are representative of our average sulfur cost in cost of goods sold.
(o)	Three point quarterly average (Fertecon).
(p)	Three point quarterly average (Green Markets).
(q)	Three point quarterly average (NYMEX).